UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2012

GRIZZLY GOLD CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54453	45-0725238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9120 Double Diamond Parkway, Suite 3889
Reno, Nevada
(Address of Principal Executive Offices)

89521
(Zip Code)

775-888-1385
(Registrant’s Telephone Number, Including Area Code)

________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events.

On October 15, 2012 Grizzly Gold Corp. (the “Registrant”) closed a private placement of 250,000 common shares at $1.00 per share for a total offering price of $250,000.  The common shares were offered by the Registrant pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended.   The private placement was fully subscribed to by five non-U.S. persons.

For all the terms and provisions of the private placement, reference is hereby made to such document annexed hereto as Exhibits 10.1.  All statements made herein concerning the foregoing are qualified in their entirety by reference to said exhibit.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits:

Exhibit No.                      Description

10.1	Form of Private Placement Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 17, 2012

GRIZZLY GOLD CORP.

By:           /s/ Jeoffrey Avancena
Name:            Jeoffrey Avancena
Title:              Secretary and Director